BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 1, 2017 to the

Statement of Additional Information dated June 12, 2017, as amended and supplemented to date

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

All references and information relating to the funds listed below are hereby deleted from the Statement of Additional Information:

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares® Alternative Strategies V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock iShares® Dynamic Fixed Income V.I. Fund

BlackRock iShares® Equity Appreciation V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” in Part I of the Funds’ Statement of Additional Information is supplemented as follows:

	BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund
Interfund Lending Program	X	X	X	X
Borrowing, to the extent permitted by the Fund’s investment policies and restrictions	X	X	X	X
Lending, to the extent permitted by the Fund’s investment policies and restrictions		X
Short Sales	See note 1 below	See note 1 below	See note 2 below	See note 1 below

[1]	The Fund may only maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and may make short sales “against the box.”

[2]	The Fund may only make short sales “against the box.”

The second paragraph, including the non-fundamental investment restrictions listed in (a)–(k), of the section entitled “II. Investment Restrictions — Restrictions Applicable to each of the Funds (Except the Government Money Market V.I. Fund, iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund)” is deleted and replaced with the following:

Under the Funds’ non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, none of the Funds (unless noted otherwise below) may:

    a. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

    b. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

The third and fourth paragraphs in the section entitled “II. Investment Restrictions — Restrictions Applicable to each of the Funds (Except the Government Money Market V.I. Fund, iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund and iShares® Equity Appreciation V.I. Fund)” are deleted.

Shareholders should retain this Supplement for future reference.

SAI-VAR4-1217SUP

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